CITRINE GLOBAL

Pant-based wellness & pharma solutions company

CITRINE GLOBAL CORP. (Ticker: CTGL)
Company Presentation – April 2022

IMPORTANT NOTICE & DISCLAIMER

This Information Presentation is not an offer or invitation to sell or acquire any shares, securities or any assets or other interests of whatever nature and shall not be taken as any form of commitment or recommendation on the part of Citrine Global, Corp. (the "Company") to proceed with any transaction. A proposal regarding any transaction will only give rise to any contractual obligations, express or implied on the part of the Company when a definitive agreement has been executed. Nothing contained herein shall be deemed to constitute an agreement by the Company to permit the recipient of this Information Presentation (the "Recipient") to have unrestricted or any other type of access to the Company's information, books, records, employees or otherwise.

This Information Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Statements which are not historical reflect our current expectations and projections about our future results, performance, liquidity, financial condition, prospects and opportunities and are based upon information currently available to us and our management and their interpretation of what is believed to be significant factors affecting our business, including many assumptions regarding future events. Words such as "seek," "intend," "believe," "plan," "estimate," "expect," "anticipate," "will," "would," and other similar expressions all denote forward-looking statements within the meaning of the Act. These forward-looking statements are subject to risks, uncertainties, and assumptions about the Company and the business environment. The Company's actual results of operations may differ materially from the forward-looking statements. Forward-looking statements may include, among others, statements relating to plans to establish innovation centers in Israel and/or other countries, it being clarified that the Company has not yet established any operational innovation centers in any location, including the Green Vision center in Israel. The Recipient agrees that no information contained in this Information Presentation, or any other written or oral communication transmitted or made available binds the Company. The Company undertakes no obligation to update or revise this Information Presentation, whether as a result of new information, future events, or otherwise. In considering any prior performance information contained herein, the Recipient should note that past performance is not necessarily indicative of future results, and there can be no assurance that any transaction will achieve comparable results or that targeted returns will be met. Reference is made to Item 1A on our most recent Annual Report on Form 10-K for a discussion of *risk factors* facing the Company.

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All images, including those of the plans of Cannovation Center Israel, are for illustration purposes only and do not bind the company. All rights are reserved to the company.

All, images, illustrations, and diagrams are for visual purposes only.

Our mission is to leverage the power of plant-based solutions from nature to help improve people's health and quality of life



CITRINE GLOBAL: COMPANY BRIEF

We are a plant-based wellness & pharma solutions company

Our business activity is primarily comprised of developing wellness and pharma solutions:

- Science backed plant-based products to improve quality of life
- Complementary solutions for balancing side effects caused by using medicines, cannabis, treatments, or an unbalanced lifestyle

- Our headquarters and top executives are based in Israel, where we operate via our subsidiaries , Our team and partners are leaders in their respective fields as top-level businesspeople and executives in technology, finance and investments, with proven track records in bringing companies to global success.

- We are witnessing a global movement of health and wellbeing becoming a priority for the public, further emphasized by the recent global COVID-19 pandemic .

- The global health and wellness market is expected to reach USD 7.6 trillion by 2030

We have built an end-to-end strategy to bring to market innovative plant-based wellness and pharma solutions covering the whole spectrum from:

- Innovation , IP , and research & development
- Product development
- Infrastructure for production
- Infrastructure for distribution, and
- marketing and sales on a global scale

Research, P., 2022. *Health and Wellness Market Size to Hit USD 7,656.7 Bn by 2030.* [online] GlobeNewswire News Room.



CITRINE GLOBAL: COMPANY BRIEF

- We acquired land in the south of Israel, backed by government support, to build the Green Vision Center™, a first-of-its-kind production and innovation center providing in a single location all that is needed for the production and release-to-market of plant-based wellness & pharma products
- Our IP strategy and R&D roadmap include building our patent portfolio, conducting clinical trials, and advancing products through regulatory approvals
- Leveraging technology and research, we are developing innovate solutions that combine botanical formulations, herbal extracts, tinctures, sprays, and other natural delivery methods with a variety of researched plants known for their healing qualities
- Our IP strategy and R&D roadmap include building our patent portfolio, conducting clinical trials, and advancing products through regulatory approvals
- We filed a provisional patent application in the field of cannabis side effects, for "PHARMACEUTICAL COMPOSITIONS AND METHODS FOR THE TREATMENT OF SIDE-EFFECTS ASSOCIATED WITH THE USE OF CANNABIS, CANNABINOIDS AND RELATED PRODUCTS", patent No: 63/257,673 in the U.S. Patent & Trademark Office
- In December 2021 we finalized the development of dozens researched plant-based products, under the brand name of Green Side by Side™ for the wellness industry
- In Q1 2022 we launched in the Israeli market several products from the Green Side by Side™ line which includes the SmokLy™ series, a line of sprays for the oral cavity to support people suffering from cavity dryness (xerostomia) as a side effect



PLANT-BASED MARKET SEGMENTS & POTENTIAL

- We are witnessing a global movement of health and wellbeing becoming a priority for the public, further emphasized by the recent global COVID-19 pandemic
- The global health and wellness market is expected to reach USD 7.6 trillion by 2030
- We believe the power of plant-based solutions from nature can help improve people's health and quality of life
- We target to bring to the wellness and pharma market innovative products to improve quality of life and complementary solutions for balancing selected side effects caused by medicines, treatments, cannabis, aging, stress, or an unbalanced lifestyle.
- Our mission includes developing plant-based medicines for the plant-derived drug market that is expected to reach $53 billion by 2026


NUTRITIONAL SUPPLEMENTS MARKET
$624.7 B BY 2030 1)
BOTANICAL & DRUG-DERIVED DRUGS MARKET
$53 B BY 2026 3)
PLANT-BASED MARKET SEGMENTS & POTENTIAL
NATURAL SNACKS & BEVERAGES MARKET
$287.7 B BY 2027 2)
NATURAL COSMETICS MARKET
$20.8 B BY 2027 5)
LEGAL CANNABIS MARKET
$70.6 B BY 2028 B 4)

1) Research, P., 2022. Nutritional Supplements Market to Hit US$ 624.7 Billion by 2030. [online] GlobeNewswire News Room
2) Research, I., 2022. Global Superfoods Market Size is Projected to Reach US$ 287.75 Billion by 2027 | Superfoods Market Store, Delivery Options, Emerging Trends 2022 | Segmentation by Product Type, Applications, Regions, & Key-Players (ADM, Ardent Mills, Bunge). [online] GlobeNewswire News Room
3) 2018-2026, G. and 2018-2026, G., 2022. Botanical and Plant Derivative Drug Market - Global Forecast 2018-2026. [online] Inkwood Research
4) Grandviewresearch.com. 2022. Legal Marijuana Market Size Worth $70.6 Billion By 2028
5) Mynewsdesk. 2022. Vegan Cosmetics Market is Growing at 6.9% CAGR, Market Size, Share, Statistics, Cosmetics Industry Trends, Leading Company Profiles, Forecast & Estimations to 2027

Research, P., 2022. *Health and Wellness Market Size to Hit USD 7,656.7 Bn by 2030.* [online] GlobeNewswire News Room.
NielsenIQ. 2022. *An inside look into the 2021 global consumer health and wellness revolution.* [online]
Sullivan, F., 2022. *Increasing Health Consciousness Among Consumers to Shift the Global Prebiotic Ingredients Market.* [online] Prnewswire.com
2018-2026, G. and 2018-2026, G., 2022. Botanical and Plant Derivative Drug Market - Global Forecast 2018-2026. [online] Inkwood Research

BALANCING SIDE EFFECTS

A broad range of medicines, and treatments have common side effects such as:

- Dryness in the oral cavity (xerostomia),
- Headaches,
- Dizziness,
- Drowsiness,
- Fatigue,
- Nausea and vomiting,
- Lack of concentration, and
- Impaired appetite

Natural plant-based products show great promise in improving quality of life and can be used as complementary products to balance side effects. Antibiotics and probiotics are an excellent use case

We are researching and developing complementary solutions to address the need to balance selected effects through wellness solutions, as well as clinically developed plant-based pharmaceutical solutions

WebMD. 2022. *Medication Side Effects: Types of Side Effects and FDA Regulations.* [online]



ADDRESSING XEROSTOMIA-SIDE-EFFECT

We developed the SmokLy TM series of sprays for the oral cavity which contain plant extracts distilled from seeds, roots, bark, fruits with active anti-inflammatory substances that encourage saliva production and taste in the oral cavity and can balance the dry mouth side effect (xerostomia) from using medicines and cannabis

70% of cannabis users experience constant dry mouth and 20% percent of the elderly suffer from xerostomia as a side effect of their medications

Benefits of the SMOKLY series:

- Made of plant extractions of purely natural ingredients
- Contain substances that promote saliva production and moisture in the oral cavity
- Convenient to use by spraying into the oral cavity
- comes in 7 different flavors: lemon, strawberry, passion fruit, aniseed, mango, maple and mint

SmokLy series launched in Israel in Q1 2022 with plans for worldwide distribution


SmokLy+
GREEN SIDE by SIDE

Harpreet, S., Joseph, K., Wafaa, S. and Seunghee, C., 2019. Impact of Cannabis on the Port of Entry-Oral Tissues: An Overview. *International Journal of Oral and Dental Health*, 5(3)

INVESTIGATING CANNABIS SIDE EFFECTS

- There are currently over 200 million cannabis users worldwide and an increased interest in cannabis as a medicine in recent years
- Cannabis was approved for medical use showing benefit in serious medical conditions including cancer, multiple sclerosis, Parkinson's, epilepsy, chronic pain, post trauma, and more
- Research indicates that some medical cannabis users experience side effects during their cannabis treatment, which may cause them to discontinue treatment despite good clinical outcomes achieved with the cannabis treatment
- Addressing a significant market need, we filed a provisional patent application with the US Patent and Trademark Office to address the side effects of cannabis use titled "Pharmaceutical Compositions and Methods for the Treatment of Side-Effects Associated with the Use of Cannabis, Cannabinoids and Related Products" patent No: 63/257,673


IMMEDIATE
LONG TERM
• Feeling relaxed or drowsy
• Loss of coordination
• Loss of inhibitions
• Lethargy or tiredness
• Anxiety and panic attacks
• Paranoia (feeling extremely suspicious)
• Psychosis (a serious mental illness that causes people to misinterpret or confuse reality)
• Dry mouth and throat
• Bloodshot eyes
• 'Greening out' (sweaty, dizzy, nauseous)
• Increased appetite
• Problems with memory and learning
• Dependence
• Decreased motivation and concentration
• Paranoia
• Psychosis
• Increase risk of respiratory problems

Schematic representation of side effects associated with the use of cannabis
*Illustration Taken from: Positive Choices Educational Program

Statista. 2022. Cannabis users worldwide number by region 2011-2019 | Statista. [online]

2017. The Health Effects of Cannabis and Cannabinoids

GREEN SIDE BY SIDE™ PRODUCTS LINE

we developed a wellness plant-based product line under the brand name of Green Side by Side™ targeting to improve quality of life and complementary products for balancing selected side effects caused by medicines, cannabis, treatments, or an unbalanced lifestyle.

We used innovative technologies and experience to create the products combining a variety of well researched plants including herbal extracts, medicinal mushrooms, vitamins , minerals and variety of researched plants known for their healing qualities that contain substances with different anti-inflammatory properties and a variety of health-supportive effects that are relaxing, sleep enhancing, energizing, mood and body balancing, as well as enhancing oral care, alleviating side effects and more.

- In December 2021, we finalized the development of dozens of researched plant-based Green Side by Side™ products in multiple form factors manufactured in Israel in a GMP-certified facility approved by the Israeli Ministry of Health

- In Q1 2022 we launched in the Israeli market several products including the SmokLy ™ series, a line of sprays for the oral cavity to support people suffering from cavity dryness (xerostomia) as a side effect



GREEN
Our Products
GREEN SIDE BY SIDE
Smokly+ Series
IMPROVING THE QUALITY OF LIFE
CANNOVATION CENTER

Green Side by Side is positioned to capture market share in the nutritional supplements market that is expected to reach $625 billion by 2030

Research, P., 2022. Nutritional Supplements Market to Hit US$ 624.7 Billion by 2030. [online] GlobeNewswire News Room

PRODUCT ROADMAP AND R&D PLAN

- Developing wellness plant-based product portfolio across the range from scientific and research-based plants, such as herbal extracts, medicinal mushrooms, and other natural ingredients
- Developing complementary products portfolio for balancing selected side effects caused by medicines, treatments, cannabis, aging, stress, or an unbalanced lifestyle
- Expanding the Green Side by Side ™ product line
- Researching and developing pharma solutions with the mission of developing plant-based medicines and botanical drugs
- Building patent and clinical trials program & portfolio Registering products for regulatory approvals
- Building the infrastructure for production and innovation centers to leverage IP & competitive advantage in developing and manufacturing wellness to pharma plant-based products



NH
N
H
F

Green Vision Center ™

PRODUCTION & INNOVATION CENTER FOR PLANT-BASED WELLNESS & PHARMA PRODUCTS

GREEN VISION CENTER



All, images, illustrations, and diagrams are for visual purposes only and do not bind the company

Green Vision Center ™

PRODUCTION & INNOVATION CENTER FOR PLANT-BASED WELLNESS & PHARMA PRODUCTS

The Green Vision Center is part of our strategy to create end-to-end plant-based solutions covering all the infrastructure, facilities, and activities required for developing, manufacturing, and bringing to market innovative plant-based wellness and pharma products.

We Acquired 125,000 sq ft (11,687 sqm) of industrial land in the south of Israel with government support for 90% of land acquisition cost as part of government programs that encourage industrial development and include additional grants and tax incentives

The Green Vision Center built area will include 60,000 sq. ft. (5,500 sqm) of manufacturing plants, laboratories, logistics, import and export, offices, training, conference center, and an international visitor complex – all in a single location

- Green Vision Center Israel was designed by Avner Sher, one of Israel's most highly regarded architects .
- The design includes a unique roof in the shape of a lotus flower and will be built with solar panels and according to ecological green principles of saving energy
- The center will be constructed by a professional construction company







All, images, illustrations, and diagrams are for visual purposes only and do not bind the company

Green Vision Center ™

The Green Vision Center is first-of-its-kind production and innovation center for plant-based wellness & pharma products for improving quality of life that combines:

- Manufacturing botanicals & nutritional supplements
- Manufacturing pharma plant-based products & botanical drugs
- Manufacturing cannabis, cannabinoids, and related products
- Manufacturing natural cosmetics
- Manufacturing healthy snacks & beverages
- Research and development lab for product development, clinical trials, and testing
- Quality control lab (QC)
- Distribution area for local and global distribution and logistics services
- Management & consultants' offices
- International Visitor Complex training center and conference center

We are building our first Green Vision Center in Israel and plan to build additional centers around the world

Our vision is to become a leading worldwide production and innovation center for natural plant-based products and health, wellness, and pharma solutions and to bring partners, market leaders, companies, technologies, and scientific collaborations from Israel and around the world



All, images, illustrations, and diagrams are for visual purposes only and do not bind the company

ISRAEL AS A SOURCE OF INNOVATION

Our presence in Israel combined with our close contacts with leading universities, researchers and companies empowers us to access the latest technologies, talent, and innovations and bring them to the global market.

We chose to focus on Israel for the following reasons:

- Israel the Startup Nation: Israel is well positioned as leader in technology with a critical mass of technology companies, researchers and scientists
- Powerhouse in pharma & clinical trials: Israel is considered a pharma power-house and a world leader in clinical trials due to its advanced regulatory system and local experience
- Government support: The Israeli government views technological innovation as a major growth engine for the Israeli economy and supports it
- Israeli firm base: Our headquarters, top executives and strategic partners are based in Israel, where we have been operating for years and have a strong network with Israeli companies, universities, labs, entrepreneurs, and businesses
- Green Vision Center Israel: We acquired land in the south of Israel, backed by government support, to build the Green Vision Center™, a first-of-its-kind production and innovation center for plant-based wellness & pharma products



CREATING REVENUE , GLOBAL NETWORK & GROWTH STRATEGY

Our strategy includes various business models that are intended to bring new products to market leveraging, and thereby, maximizing company's value and building the company's intellectual property

A core part of our strategy includes building a worldwide network with local teams, partners, subsidiaries, Green Vision Centers, strategic partnerships, collaborations, and mergers & acquisitions of technology and distribution companies

Initially, we are planning to build an infrastructure for business development and sales with local teams in North America and Europe

Our Revenue model includes:

- Sales from proprietary products including Green Side by Side with local partners and distribution channels in Israel & worldwide according to local regulations
- Commercialization and licensing of our IP, products & brands
- Green Vision Center operations
- Mergers & acquisitions and strategic partnership activities



Our mission is to leverage the power of plant-based solutions from nature to help improve people's health and quality of life

BOARD OF DIRECTORS



ORA ELHARAR SOFFER

CHAIRWOMAN & CEO
CITRINE GLOBAL CORP.

Ora Elharar Soffer has been serving as our Chair of the Board and Chief Executive Officer since February 2020. Ms. Elharar Soffer is the entrepreneur behind the company and also the head of strategic business development. Additionally, Ms. Elharar Soffer is the founder, CEO and chairperson of Cannovation Center Israel Ltd.

Ms. Elharar Soffer serves as director or advisory board member in various companies. Ms. Elharar Soffer is the co-founder and CEO of Citrine SAL Investment & Holdings an Israeli company, that invests in various fields of companies and technologies and include Citrine S A L Biotech Funds, which specializes in healthcare, wellness solutions, digital health, medical devices, food tech, botanical nutraceuticals, and more, and Citrine S A L High-Tech Funds, which specializes in high-tech, cyber, IoT, technologies and public companies. Citrine S A L invested in various companies such as Nicast Ltd., Nanomedic Ltd., WellBe Digital Ltd., Biocep Ltd., Improdia Ltd., Intelicanna Ltd., iBOT Israel Botanicals Ltd., Cannbit Pharmaceuticals Ltd. Novomic Ltd., Dario Health, BSP Medical, ICB - Israel China Biotechnology, and more.

Ms. Elharar Soffer serves as director on the management boards of Nicast Ltd., Nanomedic Ltd., Biocep Ltd., iBOT Israel Botanicals Ltd., Beezhome Technologies Ltd, Beyond Blade Ltd, Citrine SAL investment & holdings Ltd, Citrine SAL high tech Ltd and Citrine S A L Biotech Ltd.

Additionally, Ms. Elharar Soffer is a member of the Peres Center for Peace and Innovation and of Springboard Enterprises, a global organization accelerating women's leadership in technology and biotech companies. Previously, Ora was Co-Founder and CEO of Chip PC Technologies, managing and leading the company from Startup stage to going public and becoming an international technology company. Ora was also co-founder of Xseed Ltd. that was sold to Elbit Systems and OR1 Investment Ltd. She is also an investor, shareholder and founder in Beezhome Technologies Ltd., Beyond Blade Ltd, Citrine S A L Group, and more. Ms. Elharar Soffer is based in Israel.



ILANIT HALPERIN

CFO & DIRECTOR
CITRINE GLOBAL CORP.

Ilanit Halperin, CPA, has been serving as our Chief Financial Officer since May 2020 and Director since February 2020. Ms. Halperin worked for over 21 years in one of the six largest accounting firms in Israel, for the last 11 years as a partner. She then set up her own office providing CPA and financial consulting and management services.

For many years Ms. Halperin has accompanied public and private companies in Israel and abroad in diverse sectors, including industrial companies, real estate companies, technology companies, tourism companies and more.

Ms. Halperin has extensive experience in auditing and preparing financial statements according to Israeli, international (IFRS) and US GAAP standards. Ms. Halperin specializes in accompanying early and mature stage companies, providing, inter alia, tax advice, general financial consulting, assistance in preparing business plans, and assistance and accompaniment with investors, private placements and IPOs in Israel and the USA.

Ms. Halperin has many years of experience accompanying NASDAQ and OTC-traded companies. Ms. Halperin is based in Israel.

BOARD OF DIRECTORS



ILAN BEN ISHAY
DIRECTOR.

Ilan Ben-Ishay has been serving as a director since February 2020. Mr. Ben-Ishay is a diligent businessman, director, advisory board member, investor, owner and CEO with over 25 years of experience in taxation, finance and insurance, specialized in advising and leading customers, both private and institutional, on strategy, investment, capital raising, financing, M&As and IPOs. Mr. Ben-Ishay is a Major in the IDF Reserves.

Mr. Ben-Ishay is CEO and co-founder of Neto Financial Planning, which has been operating for over 27 years and is one of the largest companies in the Israeli private and business financial planning and insurance industry. Neto has thousands of loyal customers, which it has been accompanying for many years, providing financial advisory services in respect of products with a market worth of over $3 billion.

Mr. Ben-Ishay is chairman and co-founder of WealthStone Holdings Group, a long-standing investment body with extensive financial knowledge and experience. WealthStone specializes in alternative investments, real estate, technology and hedge funds, and manages more than half a billion dollars in investments in Israel alone.

In addition, Mr. Ben-Ishay is co-founder and an active board member of Superb Reality, which integrates machine learning, vision algorithms, AI, imaging optics and 3D into AR and VR imaging devices, and is investor and shareholder in Nicast Ltd., Nanomedic Ltd., and more. Mr. Ben-Ishay completed accounting studies and is an authorized pension insurance consultant. Mr. Ben-Ishay is based in Israel.



DORON BIRGER
DIRECTOR.

Doron Birger has been serving as a director since September 2020. Mr. Birger currently serves as the chairman of the board of directors of Intelicanna (TASE:INTL), and Matricelf (TASE: MTLF) and as a director of Icecure Medical Ltd. (NASDAQ and TASE:ICCM), Kadimastem Ltd. (TASE:KDST), Pluristem (NASDAQ and TASE: PSTI) and Hera Med Ltd (ASX:HMD).

Mr. Birger also serves as chairman and director of several private companies in Israel in the hi-tech sector mainly in the medical device field.

From 2002 to 2007, Mr. Birger served as the chairman of the board of directors of Given Imaging Ltd. and later on as board member until February 2014.

Mr. Birger served as chief executive officer of Elron Electronic Industries, Ltd., or Elron, from August 2002 to April 2009. Prior to that, he held other executive positions at Elron, including President since 2001, Chief Financial Officer from 1994 to August 2002, and Corporate Secretary from 1994 to 2001.

Mr. Birger is a director of variety of non-profit organizations in Israel. Mr. Birger holds a B.A. and an M.A. in economics from the Hebrew University Jerusalem. Mr. Birger is based in Israel.



DAVID KRETZMER
DIRECTOR.

David Kretzmer was appointed as director in April 2021. Mr. Kretzmer is an experienced international commercial lawyer and litigator with more than 35 years of experience in international litigation and transactions.

Mr. Kretzmer is concentrated on commercial law, property development and syndication, real estate law, corporate law, contracts, international trade, securities brokerage, investment banking, corporate restricting, and corporate development.

In addition to his position as a director in our Company, Mr. Kretzmer is a senior partner in the law firm of Kretzmer and Associates PLLC in New York as well as the law firm Kretzmer and Associates in Tel Aviv. Mr. Kretzmer is based in Israel.

CITRINE
GLOBAL

Improving people's health and quality of life

info@citrine-global.com

www.citrine-global.com